UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 12, 2005
                                                 -------------------------------

                      HSI Asset Securitization Corporation
  (as depositor for the HSI Asset Securitization Corporation Trust 2005-NC1 to
            be formed pursuant to a Pooling and Servicing Agreement,
                  dated as of August 1, 2005, relating to the
    HSI Asset Securitization Corporation Trust 2005-NC1 Mortgage Pass-Through
                         Certificates, Series 2005-NC1)
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             (Exact name of registrant as specified in its charter)

Delaware                           333-124032                         20-2592898
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(State or other jurisdiction      (Commission                   (I.R.S. Employer
of incorporation)                 File Number)               Identification No.)

452 Fifth Avenue, New York, New York                                       10018
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 525-8119
                                                   -----------------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On  July  11,  2005,  a  registration  statement  on Form  S-3  (the
"Registration Statement") for HSI Asset Securitization Corporation (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA)) furnished to the Company by HSBC Securities (USA) Inc., an underwriter in respect of the Company's proposed offering of certain classes of the HSI Asset Securitization Corporation Trust 2005-NC1, Mortgage Pass-Through Certificates, Series 2005-NC1 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Collateral Term Sheets prepared by HSBC Securities (USA) Inc. in connection with certain classes of the HSI Asset Securitization Corporation Trust 2005-NC1, Mortgage Pass-Through Certificates, Series 2005-NC1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HSI ASSET SECURITIZATION CORPORATION

August 16, 2005
---------------

                                  By:/s/ Jon Voigtman
                                     -------------------------------------------
                                     Name:  Jon Voigtman
                                     Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

99.1              Collateral Term Sheets                         (E)
                  prepared by HSBC Securities
                  (USA) Inc. in connection
                  with certain classes of the
                  HSI Asset Securitization
                  Corporation Trust 2005-NC1,
                  Mortgage Pass-Through
                  Certificates, Series 2005-NC1